UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 15, 2005
                                                   -----------------------------

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                           0-22624               05-0473908
       Delaware                           1-11432               05-0475617
       Delaware                           1-11436               22-3182164
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

     On August 15, 2005, Foamex International Inc. (the "Company") issued a press release announcing: (i) an update on its strategic review; (ii) the securing of amendments to its credit agreements providing additional liquidity; (iii) negotiations with majority of noteholders on a possible conversion of a substantial portion of indebtedness to equity; (iv) that Foamex L.P. and Foamex Capital Corporation will not make the August 15 payment of principal on the 13 1/2% Senior Subordinated Notes; and (v) that operations are expected to continue without interruption.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits.

(c)    Exhibits

99.1   Press Release, dated August 15, 2005, issued by Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2005

                                         FOAMEX INTERNATIONAL INC.


                                         By:      /s/ K. Douglas Ralph
                                                  -----------------------------
                                         Name:    K. Douglas Ralph
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer


                                         FOAMEX L.P.
                                         By:      FMXI, INC.,
                                                  its Managing General Partner

                                         By:      /s/ K. Douglas Ralph
                                                  -----------------------------
                                         Name:    K. Douglas Ralph
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer


                                         FOAMEX CAPITAL CORPORATION

                                         By:      /s/ K. Douglas Ralph
                                                  -----------------------------
                                         Name:    K. Douglas Ralph
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description

99.1        Press Release, dated August 15, 2005, issued by Foamex International
            Inc.